Inventories	12 Months Ended
Dec. 31, 2025
Inventory [Abstract]
Inventories
13. Inventories
The components of inventories at December 31, 2025 and December 31, 2024 are as follows:

	2025	2024

Finished goods	$71,290	$85,161
Spare parts	64,030	60,948
Work in process	55,924	41,050
Raw materials	26,154	29,522
Manufacturing supplies and other	9,016	10,957
Total Inventory	$226,414	$227,638

Allowances for the write-downs of inventories to net realizable value were $527 and $1,633 as of December 31, 2025 and 2024, respectively. Further, the reversals of write-downs of inventories to net realizable value totaled $1,633 during 2025 and $1,239 for 2024 due to improved production efficiencies during the periods.